UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2012

ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One Alpha Place, P.O. Box 16429
Bristol, VA 24209
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Accounts Receivable Securitization Facility Amendment

On November 14, 2012, ANR Receivables Funding, LLC (“ANR Receivables”) and Alpha Natural Resources, LLC (“ANR LLC”), each of which are subsidiaries of Alpha Natural Resources, Inc. (the “Company”), entered into an amendment (the “Receivables Purchase Agreement Amendment”) to the Second Amended and Restated Receivables Purchase Agreement, dated as of October 19, 2011, by and among ANR Receivables, ANR LLC, certain financial institutions from time to time parties thereto as conduit purchasers, committed purchasers, purchaser agents and LC Participants (as defined therein) and PNC Bank, National Association, as administrator and LC Bank (as defined therein) (the “Receivables Purchase Agreement”).  The Receivables Purchase Agreement Amendment, among other things, expands the category of eligible receivables to include receivables from obligors located outside the United States, if the obligors and receivables meet certain conditions and the receivables are supported by a letter of credit that is confirmed either by a bank identified in the Receivables Purchase Agreement Amendment or by a bank or other financial institution that is approved by the administrator and the purchaser agents that are parties to the Receivables Purchase Agreement.

Qualification by Reference

The foregoing description of the Receivables Purchase Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Receivables Purchase Agreement Amendment, which is attached to this report as Exhibit 10.1. The Receivables Purchase Agreement Amendment is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
10.1

Fourth Amendment to the Second Amended and Restated Receivables Purchase Agreement, dated as of November 14, 2012, among ANR Receivables Funding, LLC, Alpha Natural Resources, LLC, the various financial institutions party thereto and PNC Bank, National Association.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

November 20, 2012	By:	/s/ William L. Phillips III
Name: William L. Phillips III
Title: Assistant Secretary

Exhibit Index

Exhibit No.	Description

10.1
Fourth Amendment to the Second Amended and Restated Receivables Purchase Agreement, dated as of November 14, 2012, among ANR Receivables Funding, LLC, Alpha Natural Resources, LLC, the various financial institutions party thereto and PNC Bank, National Association.